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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated June 7, 1999 included in Korn/Ferry International and subsidiaries' Form 10-K for the year ended April 30, 1999 and to all references to our Firm included in this registration statement.


                                                /s/ Arthur Andersen LLP
                                                ------------------------
                                                ARTHUR ANDERSEN LLP


Los Angeles, California
October 26, 1999